MASSMUTUAL FUNDS
MassMutual U.S. Government Money Market Fund
Supplement dated September 23, 2025 to the
Prospectus dated February 1, 2025, as Revised on February 5, 2025, and the
Summary Prospectus dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective September 5, 2025 (the “Termination Date”), the MassMutual U.S. Government Money Market Fund (the “Fund”) was dissolved pursuant to a Plan of Liquidation and Termination, approved by the Board of Trustees of the MassMutual Premier Funds. Shareholders of Class R5 shares of the Fund received proceeds in proportion to the number of Class R5 shares held by each of them on the Termination Date.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
PREMPRO-25-16
USGOVMM-25-04